UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) July 17, 2006

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2006-AR2 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-03 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 30, 2006, Deutsche Alt-A Securities, Inc., (the “Company”) entered into a pooling and servicing agreement dated as of June 1, 2006 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”) and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) providing for the issuance of Deutsche Alt-A Securities Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of June 30, 2006, by and between DB Structured Products, Inc., as the seller and the Company.

99.2

Servicing Agreement, dated as of August 5, 2005, by and between DB Structured Products, Inc., as owner, and GMAC Mortgage Corporation, as servicer.*

99.3

Assignment, Assumption and Recognition Agreement, dated as of June 30, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and GMAC Mortgage Corporation, as the servicer, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer

99.4

Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2005, (the “GreenPoint Servicing Agreement”) between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.5

Amendment Number One to the GreenPoint Servicing Agreement, dated as of April 8, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.6

Amendment Number Two to the GreenPoint Servicing Agreement, dated June 30, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.7

Amendment Number Three to the Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of October 7, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.8

Assignment, Assumption and Recognition Agreement, dated as of June 30, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, as assignee, and GreenPoint Mortgage Funding, Inc., as the servicer, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.9

Servicing Agreement, dated as of December 1, 2005, between DB Structured Products, Inc., as owner, and Wells Fargo Bank, N.A., as servicer.

99.10

Assignment, Assumption and Recognition Agreement, dated as of June 30, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, as assignee, and Wells Fargo Bank, N.A., as the servicer, and acknowledged and agreed to by HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer.

99.11

ISDA Master Agreement and Schedule to the Master Agreement and Swap Transaction Confirmation, both dated as of June 30, 2006, between Deutsche Bank AG, New York Branch, as swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.12

Interest Rate Cap Agreement and Schedule, dated as of June 30, 2006, between Swiss Re Financial Products Corporation, as cap provider, and HSBC Bank USA, National Association, not individually, but solely as Trustee for Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR2, Mortgage Pass-Through Certificates.

* Incorporated herein by reference to the Form 8-K filed, on behalf of the Depositor with the SEC on April 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By:

/s/ Adam Yarnold

Name:

Adam Yarnold

Title:      Director

By:

/s/ Susan Valenti

Name:

Susan Valenti

Title:      Director

Dated:  July 17, 2006

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of June 30, 2006, by and between DB Structured Products, Inc., as the seller and the Company.

99.2

Servicing Agreement, dated as of August 5, 2005, by and between DB Structured Products, Inc., as owner, and GMAC Mortgage Corporation, as servicer.*

99.3

Assignment, Assumption and Recognition Agreement, dated as of June 30, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and GMAC Mortgage Corporation, as the servicer, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer

99.4

Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2005, (the “GreenPoint Servicing Agreement”) between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.5

Amendment Number One to the GreenPoint Servicing Agreement, dated as of April 8, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.6

Amendment Number Two to the GreenPoint Servicing Agreement, dated June 30, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.7

Amendment Number Three to the Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of October 7, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.8

Assignment, Assumption and Recognition Agreement, dated as of June 30, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, as assignee, and GreenPoint Mortgage Funding, Inc., as the servicer, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.9

Servicing Agreement, dated as of December 1, 2005, between DB Structured Products, Inc., as owner, and Wells Fargo Bank, N.A., as servicer.

99.10

Assignment, Assumption and Recognition Agreement, dated as of June 30, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, as assignee, and Wells Fargo Bank, N.A., as the servicer, and acknowledged and agreed to by HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer.

99.11

ISDA Master Agreement and Schedule to the Master Agreement and Swap Transaction Confirmation, both dated as of June 30, 2006, between Deutsche Bank AG, New York Branch, as swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.12

Interest Rate Cap Agreement and Schedule, dated as of June 30, 2006, between Swiss Re Financial Products Corporation, as cap provider, and HSBC Bank USA, National Association, not individually, but solely as Trustee for Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR2, Mortgage Pass-Through Certificates.

* Incorporated herein by reference to the Form 8-K filed, on behalf of the Depositor with the SEC on April 17, 2006.